--------------------------------------------------------------------------------

[LOGO](R)

THE FIRST
COMMONWEALTH
FUND, INC.

------------------
Semi-Annual Report
April 30, 1999

--------------------------------------------------------------------------------

                            HIGHLIGHTS OF THIS REPORT

o New distribution policy: to maintain monthly distribution level for the next 12 months

o Shareholders approve changes permitting the Fund to invest up to 35% of its assets in global debt securities and certain derivative instruments

o 8.6% per annum return since inception

o 8.9% cash distribution rate

--------------------------------------------------------------------------------

ALL AMOUNTS ARE IN US DOLLARS
UNLESS OTHERWISE STATED

Managed by EquitiLink International
Management Limited

--------------------------------------------------------------------------------

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                   June 11, 1999

Dear Shareholder,

      We are pleased to present this Semi-Annual Report which covers the activities of The First Commonwealth Fund, Inc. (the Fund) for the six months ended April 30, 1999. Included in this report is a review of the Australian, New Zealand, Canadian and United Kingdom investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, EquitiLink International Management Limited.

Annual Shareholders' Meeting--New distribution policy + Expansion of the Fund's Mandate

      At the Fund's Annual Meeting of Shareholders, the Fund announced that the Board intends to maintain its monthly distribution of 7.75 cents per share for the next 12 months. It also announced that the Board intends to review the level of monthly distribution on an annual basis, subject to market conditions, with the next review expected to take place in March 2000.

      In addition, shareholders voted to amend the Fund's mandate, allowing it to invest up to 35% of its assets in global debt securities. These amendments were unanimously supported by the Board of Directors.

      The ability to selectively invest in global debt securities should allow the Fund to capitalize on higher interest rates and higher potential for future capital gains than are currently available in the Commonwealth countries. This supports our goal of providing a very competitive yield for our shareholders. The Investment Manager's initial target is to invest 10% of the Fund's assets in Asian debt securities.

Investment Performance--8.6% per annum return since inception

      The Fund's net asset value (NAV) in US dollar terms returned 1.7% over the three months and 6.4% over the six months ended April 30, 1999. Performance was supported by the appreciation of Australian, New Zealand and Canadian dollars against the US dollar. Since inception, the Fund's NAV has returned 8.6% per annum to April 30, 1999.

Distributions--8.9% cash distribution rate

      Distributions to common shareholders for the year ended April 30, 1999 totaled 94.5 cents per share. Based on the share price of $10.56 on April 30, 1999, the cash distribution rate over the last 12 months was 8.9%. Since all distributions are paid after deducting applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.

      For information on the Fund, including weekly updates of share price, NAV, and details of recent distributions, please telephone Investor Relations, toll free on 1-800-543-6217 in the United States.

Yours sincerely,


/s/ Brian M. Sherman                                    /s/ Laurence S. Freedman

Brian M. Sherman                                        Laurence S. Freedman
Chairman                                                President

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
DIVIDENDS REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

      We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. As a participant in the Plan, you will have the convenience of:

      Automatic reinvestment--the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

      Lower costs--share purchases on your behalf under the Plan will be made at reduced brokerage rates;

      Convenience--the Plan Agent will hold your shares in uncertificated form and will provide a detailed record of your holdings at the end of each distribution period.

      If you would like further information on the Plan, please contact State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, Tel:
1-800-426-5523.

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

Distributions

      During the year ended April 30, 1999, the Fund paid a total of 94.5 cents per share in distributions, consisting of 12 monthly payments of 7.75 cents per share and a special distribution of 1.5 cents. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains if required. At the Fund's Annual General Meeting, the Fund announced the Board's intention to maintain a monthly distribution of 7.75 cents per share for at least the next 12 months, with annual reviews thereafter.

      Based upon the April 30, 1999 share price of $10.56, and total distributions of 94.5 cents per share paid the Fund provided a cash distribution rate of 8.9%. At the date of this report, with the share price at $10.44 and monthly distributions at 7.75 cents per share, the annualized cash distribution rate to shareholders is 8.9% per annum. Since all distributions are paid after deducting applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.

Net Asset Value (NAV) Performance

      The Fund's NAV per share at April 30, 1999 was $13.30. The Fund's total return based on NAV was 1.7% over three months ended April 30, 1999 and 6.4% over six months ended April 30, 1999. Since inception, the Fund has returned 8.6% per annum. All figures assume reinvestment of distributions. At the date of this report, the NAV was $12.79 per share.

Share Price Performance

      As of April 30, 1999, the Fund's share price as quoted on the New York Stock Exchange was $10.56, which represented a discount of 20.6% to the NAV of $13.30. The total investment return, based on the Fund's share price and assuming reinvestment of distributions, was 2.1% over the latest six months. At the date of this report, the share price was $10.44, representing a discount of 18.4% to NAV.

Auction Market Preferred Stock (AMPS)

      The Fund's $30 million of AMPS continue to be well bid at the weekly auctions, with the average interest rate of 4.84% over the quarter, compared with 4.82% for 30-day commercial paper over the same period.

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

GEOGRAPHIC COMPOSITION

      The table below shows the geographical composition of the Fund's total investments as of April 30, 1999, compared to the previous quarter and fiscal year-end. The figures are based on the currencies in which the portfolio is invested:

     TABLE 1: THE FIRST COMMONWEALTH FUND, INC.--GEOGRAPHIC ASSET ALLOCATION
                   -------------------------------------------------------------
                      October 31, 1998     January 31, 1999     April 30, 1999
--------------------------------------------------------------------------------
Australia                   25.4%                24.9%               25.8%
--------------------------------------------------------------------------------
Canada                      30.1%                29.6%               29.6%
--------------------------------------------------------------------------------
New Zealand                  9.9%                10.0%               11.0%
--------------------------------------------------------------------------------
United Kingdom              33.7%                35.0%               32.8%
--------------------------------------------------------------------------------
United States*               0.9%                 0.5%                0.8%
--------------------------------------------------------------------------------
Total Fund                 100.0%               100.0%              100.0%
--------------------------------------------------------------------------------

*It is the policy of the Investment Manager to maintain a portion of the Fund's investments in US short-term securities to cover distributions and expenses.

MATURITY COMPOSITION

      On April 30, 1999, the average maturity of the Fund's assets was 8.5 years, compared with 8.8 years on October 31, 1998 and 6.7 years on April 30, 1998. The table below shows the maturity composition of the Fund's investments as of April 30, 1999:

  TABLE 2: THE FIRST COMMONWEALTH FUND, INC.--MATURITY ANALYSIS--APRIL 30, 1999
--------------------------------------------------------------------------------
                   Less than 1 year     1-5 years     5-10 years   Over 10 years
--------------------------------------------------------------------------------
Australia                7.5%             43.0%          43.7%          5.8%
--------------------------------------------------------------------------------
Canada                   6.2%             38.6%          13.0%         42.2%
--------------------------------------------------------------------------------
New Zealand              7.4%             52.6%          28.1%         11.9%
--------------------------------------------------------------------------------
United Kingdom           1.4%             24.9%          32.1%         41.6%
--------------------------------------------------------------------------------
United States          100.0%              --             --            --
--------------------------------------------------------------------------------
Total Fund               5.9%             36.3%          28.7%         29.1%
--------------------------------------------------------------------------------

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (concluded)
--------------------------------------------------------------------------------

SECTORAL COMPOSITION

      The table below shows the sectoral composition of the Fund's total investments as of April 30, 1999:

TABLE 3: THE FIRST COMMONWEALTH FUND, INC.--SECTORAL COMPOSITION--APRIL 30, 1999
--------------------------------------------------------------------------------
                  Sovereign        State/                  Corporate   Cash or
                 Govt. Bonds   Province Bonds  Eurobonds     Bonds    Equivalent
--------------------------------------------------------------------------------
Australia           9.9%           7.4%          3.7%       3.3%       1.5%
--------------------------------------------------------------------------------
Canada             19.9%           3.4%          4.9%       1.2%       0.2%
--------------------------------------------------------------------------------
New Zealand         5.3%           --            3.2%       1.7%       0.8%
--------------------------------------------------------------------------------
United Kingdom     19.3%           --           13.0%        --        0.5%
--------------------------------------------------------------------------------
United States       --             --            --          --        0.8%
--------------------------------------------------------------------------------
Total Fund         54.4%          10.8%         24.8%       6.2%       3.8%
--------------------------------------------------------------------------------

QUALITY OF INVESTMENTS

      At April 30, 1999, nearly 95% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "AA" by Standard & Poor's Ratings Group or "Aa" by Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The remainder of the Fund was invested in securities where the issue or the issuer was rated, or deemed to be at least equivalent to, "A" quality.

    TABLE 4: THE FIRST COMMONWEALTH FUND, INC.--ASSET QUALITY--APRIL 30, 1999
--------------------------------------------------------------------------------
                            AAA/Aaa                AA/Aa                   A
--------------------------------------------------------------------------------
Australia                    73.9%                 26.1%                  --
--------------------------------------------------------------------------------
Canada                        4.8%                 88.5%                 6.7%
--------------------------------------------------------------------------------
New Zealand                  73.6%                 20.5%                 5.9%
--------------------------------------------------------------------------------
United Kingdom               59.7%                 32.9%                 7.4%
--------------------------------------------------------------------------------
United States               100.0%                  --                    --
--------------------------------------------------------------------------------
Total Fund                   48.5%                 46.4%                 5.1%
--------------------------------------------------------------------------------

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
MARKET REVIEW AND OUTLOOK
--------------------------------------------------------------------------------

Australia

Economy

      The growth performance of the Australian economy exceeded most expectations in 1998. This appears to have continued through early 1999 to date, with surprisingly strong data continuing to build a positive picture. Domestic demand has been the key driver of the economy, more than offsetting the Asian-induced drag from net exports. This has been buoyed by high consumer confidence, falling interest rates and rising household wealth.

      As with the US, inflation has remained lower than generally expected despite strong growth, well below 2% over the last year. Recently, a further moderation in wages growth suggests that the positive inflation outlook is unlikely to be disrupted soon.

Fixed Income

      The improving expectations for global economic prospects over the next year has resulted in a significant correction to the US and Australian bond markets in the past few months. Australian ten-year government bond yields have risen from 4.97% on October 31, 1998, to 5.67% on April 30, 1999. This correction largely reflects an unwinding of perceptions that the global economy was on the verge of deflation.

      Given the backdrop of improving global prospects and strong domestic growth but low inflation, Australia's central bank has indicated that monetary policy could well be on hold for the foreseeable future.

Currency

      The Australian dollar strengthened against the US dollar during the reporting period. Expectations of stronger global industrial production and firmer commodity prices have induced positive sentiment towards the currency, which closed the quarter at 66.15 cents. This represented a gain of 6.4% against the US dollar over the six months.

      The resilience of Australian economic growth is a key positive for the currency in the near-term. Looking further out, improving global growth should lead commodity prices higher, supporting the Australian dollar.

Canada

Economy

      The Canadian economy, having decelerated through 1998 following monetary tightening to support the Canadian dollar, appears set for a moderate cyclical recovery in 1999. Monetary policy has been eased significantly, and there are signs of a recovery in both consumer and business sentiment. Exports to the booming US economy have been rising sharply although domestic demand remains muted.

Fixed Income

      Despite monetary policy easing over the period, Canadian bond yields rose from 5.09% on October 31, 1998, to 5.16% on April 30, 1999.

Currency

      Indications of economic recovery supported the Canadian dollar, which strengthened 6.0% against the US dollar over the quarter to close at 68.55 cents on April 30, 1999.

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
MARKET REVIEW AND OUTLOOK (concluded)
--------------------------------------------------------------------------------

New Zealand

Economy

      Signs of a positive shift in the economy are now emerging. Recent growth reflected gains in private consumption, an improvement in business investment and a turnaround in dwelling investment after four consecutive quarters of decline.

Fixed Income

      The New Zealand bond and currency markets responded positively to news that the central bank was changing its monetary policy target to an official cash rate. But when the target was set at 4.5%, the top end of expectations, some weakness developed in the bond market. Ten-year government bond yields increased from 5.38% on October 31, 1998, to 5.77% on April 30, 1999.

Currency

      The New Zealand dollar appreciated 5.7% against the US dollar over the six months, to close at 55.86 cents. Firmer commodity prices also contributed to currency strength.

United Kingdom

Economy

      The pressure of increasingly restrictive policy settings has produced a sharp economic slump in the UK over the past year. Despite the fact that interest rates have progressively been eased by more than 2% now, the economy stalled through early 1999.

Fixed Income

      Monetary policy easing led to lower bond yields over the six months. UK bond yields eased from 5.06% on October 31, 1998, to 4.61% on April 30, 1999.

Currency

      Monetary policy easing resulted in the British pound depreciating 4.0% against the US dollar over the six months to close at $1.61 on April 30, 1999.

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
SUMMARY OF KEY RATES
--------------------------------------------------------------------------------

      The following table summarizes the movements of key interest rates and currencies over the last six and twelve month periods.

--------------------------------------------------------------------------------
                             April 30, 1998    October 31, 1998   April 30, 1999
--------------------------------------------------------------------------------
Australia:
  90 day Bank Bills               4.97%               4.82%             4.81%
  10 yr. Government Bonds         5.77%               4.97%             5.67%
  Australian Dollar              $0.65               $0.62             $0.66

Canada:
  90 day Bank Bills               4.80%               4.75%             4.52%
  10 yr. Government Bonds         5.38%               5.09%             5.16%
  Canadian dollar                $0.70               $0.64             $0.69

New Zealand:
  90 day Bank Bills               8.93%               4.62%             4.64%
  10 yr. Government Bonds         6.76%               5.38%             5.77%
  New Zealand Dollar             $0.56               $0.53             $0.56

United Kingdom:
  90 day Bank Bills               7.19%               6.70%             4.97%
  10 yr. Government Bonds         5.83%               5.06%             4.61%
  British pound                  $1.67               $1.68             $1.61
--------------------------------------------------------------------------------

Yield comparisons are direct and do not take into account fluctuations in currency exchange rates.

EquitiLink International Management Limited

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (unaudited)                              April 30, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal Amount
 Local Currency                                              Value
    (000)                Description                         (US$)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--94.5%
                 AUSTRALIA--23.9%
                 Government and Semi-Government
                    Bonds--17.0%
                 Commonwealth of Australia--9.7%
                 Commonwealth of Australia,
A$    1,000         13.00%, 7/15/00...............            723,813
      1,500         12.00%, 11/15/01..............          1,153,292
      3,000         10.00%, 10/15/02..............          2,279,436
      2,000         9.50%, 8/15/03................          1,535,606
      3,000         10.00%, 2/15/06...............          2,482,808
      2,600         10.00%, 10/15/07..............          2,224,863
      2,700         8.75%, 8/15/08................          2,185,054
      3,000         7.50%, 9/15/09................          2,268,482
                                                           ----------
                                                           14,853,354
                                                           ----------
                 New South Wales--1.6%
                 New South Wales Treasury
                    Corporation,
      2,000         8.00%, 12/01/01...............          1,408,995
      1,500         7.00%, 4/01/04................          1,052,480
                                                           ----------
                                                            2,461,475
                                                           ----------
                 Queensland--3.3%
                 Queensland Treasury Corporation,

      3,000         8.00%, 8/14/01................          2,102,975
      2,000         8.00%, 5/14/03 (Global) ......          1,447,494
      1,000         8.00%, 9/14/07................            753,905
      1,000         8.00%, 9/14/07 (Global).......            755,698
                                                           ----------
                                                            5,060,072
                                                           ----------
                 South Australia--0.5%
                 South Australia Finance Authority,
      1,000         12.50%, 10/15/00..............            729,291
                                                           ----------
                 Victoria--1.4%
                 Treasury Corporation of Victoria,
      2,500         10.25%, 11/15/06..............          2,096,178
                                                           ----------
                 Western Australia--0.5%
                 Western Australia Treasury
                    Corporation,
      1,000         10.00%, 7/15/05...............            808,082
                                                           ----------
                 Total Australian government and
                    semi-government bonds
                    (cost US$26,532,885)..........         26,008,452
                                                           ----------

                 Corporate Bonds--3.2%
                 Services--3.2%
                 First Australian National Mortgage
                    Acceptance Corporation,
                    Series 22,
      2,121         11.40%, 12/15/01..............          1,555,706
                 Telstra Corp.,
      2,000         11.50%, 10/15/02..............          1,568,152
      2,000         12.00%, 5/15/06...............          1,775,466
                                                           ----------
                 Total Australian corporate bonds
                    (cost US$5,057,180)...........          4,899,324
                                                           ----------
                 Eurobonds--3.7%
                 Financial Services--1.2%
                 Export Finance & Insurance
                    Corporation,
      1,750         11.00%, 12/29/04..............          1,440,317
                 ING Mercantile Mutual Bank Ltd.,
        500         7.125%, 3/13/02...............            344,046
                                                           ----------
                                                            1,784,363
                                                           ----------
                 Semi-Government--0.7%
                 South Australia Finance Authority,
        500         12.50%, 5/08/01...............            375,302
                 Treasury Corporation of Victoria,
      1,000         9.00%, 6/27/05................            769,589
                                                           ----------
                                                            1,144,891
                                                           ----------
                 Services--0.7%
                 State Electricity Commission
                    of Victoria,
        972         9.25%, 7/27/99................            648,572
        535         10.50%, 5/27/03...............            416,720
                                                           ----------
                                                            1,065,292
                                                           ----------
                 Supranational--1.1%
                 Eurofima,
      2,000         9.875%, 1/17/07...............          1,649,120
                                                           ----------
                 Total Australian eurobonds
                    (cost US$5,743,302)...........          5,643,666
                                                           ----------
                 Total Australian long-term
                    investments
                    (cost US$37,333,367)..........         36,551,442
                                                           ----------

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (continued) (unaudited)                  April 30, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal Amount
 Local Currency                                              Value
    (000)                Description                         (US$)
--------------------------------------------------------------------------------
                 CANADA--28.8%
                 Government, Provincial and
                    Municipal Bonds--22.8%
                 Canada--19.5%
                 Canadian Government,
C$    5,500         7.50%, 3/01/01................          3,942,521
      6,000         8.50%, 4/01/02................          4,502,879
      5,000         7.25%, 6/01/03................          3,705,100
      2,500         7.25%, 6/01/07................          1,946,635
      2,000         6.00%, 6/01/08................          1,452,975
      8,000         10.25%, 3/15/14...............          8,246,778
      6,000         9.00%, 6/01/25................          6,174,801
                                                           ----------
                                                           29,971,689
                                                           ----------
                 Alberta--0.6%
                 City of Edmonton,
      1,000         9.625%, 2/13/12...............            924,253
                                                           ----------
                 British Columbia--1.1%
                 Province of British Columbia,
      1,000         10.15%, 8/29/01...............            761,653
      1,000         9.50%, 1/09/12................            923,567
                                                           ----------
                                                            1,685,220
                                                           ----------
                 Ontario--1.6%
                 Province of Ontario,
      1,000         8.75%, 4/22/03................            772,279
      2,000         7.50%, 2/07/24................          1,679,188
                                                           ----------
                                                            2,451,467
                                                           ----------
                 Total Canadian government,
                    provincial and municipal bonds
                    (cost US$34,444,268)..........         35,032,629
                                                           ----------
                 Corporate Bonds--1.2%
                 Diversified Industrials--0.7%
                 Bell Telephone Company of Canada,
        500         10.50%, 7/15/09...............            395,119
                 Imperial Oil Ltd.,
      1,000         9.875%, 12/15/99..............            705,374
                                                           ----------
                                                            1,100,493
                                                           ----------
                 Financial Services--0.5%
                 Bank of Nova Scotia,
      1,000         10.35%, 7/19/01...............            756,581
                                                           ----------
                 Total Canadian corporate bonds
                    (cost US$2,184,922)...........          1,857,074
                                                           ----------

                 Eurobonds--4.8%
                 Diversified Industrials--0.2%
                 Procter & Gamble Company,
        500         10.875%, 8/15/01..............            381,204
                                                           ----------
                 Financial Services--1.9%
                 Credit Local de France,
      1,000         6.75%, 3/21/06................            730,600
                 International Bank for
                    Reconstruction and Development,
      2,000         10.125%, 7/20/99..............          1,384,727
                 Rabobank Nederland N.V.,
      1,000         9.00%, 12/22/00...............            725,665
                                                           ----------
                                                            2,840,992
                                                           ----------
                 Natural Resources--1.3%
                 Ontario Hydro,
        500         8.50%, 5/26/25................            465,999
                 Quebec Hydro,
      1,500         7.00%, 6/01/04................          1,103,098
                 Tokyo Electric Power Company,
        500         10.50%, 6/14/01...............            376,782
                                                           ----------
                                                            1,945,879
                                                           ----------
                 Provincial and Municipal--0.8%
                 Metropolitan Municipality of Toronto,
        750         9.625%, 5/14/02...............            574,016
                 Ville de Montreal,
      1,000         6.375%, 2/15/01...............            696,326
                                                           ----------
                                                            1,270,342
                                                           ----------
                 Supranational--0.6%
                 Bayerische Vereinsbank AG,
        500         7.125%, 7/29/99...............            344,187
                 Canada (Cayman),
        750         7.25%, 6/01/08................            573,091
                                                           ----------
                                                              917,278
                                                           ----------
                 Total Canadian eurobonds
                    (cost US$7,777,288)...........          7,355,695
                                                           ----------
                 Total Canadian long-term
                    investments
                    (cost US$44,406,478)..........         44,245,398
                                                           ----------

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (continued) (unaudited)                  April 30, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal Amount
 Local Currency                                              Value
    (000)                Description                         (US$)
--------------------------------------------------------------------------------
                 NEW ZEALAND--10.1%
                 Government Bonds--5.2%
                 Government of New Zealand,
NZ$      4,300      8.00%, 4/15/04................          2,666,030
         4,000      8.00%, 11/15/06...............          2,550,188
         3,000      7.00%, 7/15/09................          1,828,918
                                                           ----------
                 Total New Zealand
                    government bonds
                    (cost US$7,490,832)...........          7,045,136
                                                           ----------
                 Corporate Bonds--1.7%
                 Diversified Industrials--1.1%
                 Electricity Corporation of
                    New Zealand Ltd.,
         1,750      10.00%, 10/15/01..............          1,082,138
         1,000      8.00%, 2/15/03................            599,858
                                                           ----------
                                                            1,681,996
                                                           ----------
                 Financial Services--0.2%
                 Transpower Finance Ltd.,
           500      8.00%, 6/15/05................            301,770
                                                           ----------
                 Services--0.4%
                 Housing New Zealand Ltd.,
         1,500      8.00%, 11/15/06...............            909,783
                 TCNZ Finance Limited,
         1,000      9.25%, 7/01/02................            608,986
                                                           ----------
                                                            1,518,769
                                                           ----------
                 Total New Zealand corporate bonds
                    (cost US$3,490,139)...........          3,502,535
                                                           ----------
                 Eurobonds--3.2%
                 Financial Services--0.4%
                 Primary Industry Bank of
                    Australia Limited,
         1,000      8.25%, 3/27/00................            573,291
                                                           ----------
                 Global--2.1%
                 Federal National Mortgage
                    Association,
         4,500      7.00%, 9/26/00................          2,574,783
                 Canadian Government
         1,000      6.625%, 10/03/07..............            566,197
                                                           ----------
                                                            3,140,980
                                                           ----------

                 Supranational--0.7%
                 European Investment Bank,
         1,000      9.00%, 7/16/99................            562,901
                 International Bank for
                    Reconstruction and Development,
         1,000      7.00%, 9/18/00................            571,727
                                                           ----------
                                                            1,134,628
                                                           ----------
                 Total New Zealand eurobonds
                    (cost US$4,637,145)...........          4,848,899
                                                           ----------
                 Total New Zealand
                    long-term investments
                    (cost US$15,618,170)..........         15,396,570
                                                           ----------
                 UNITED KINGDOM--31.7%
                 Government Bonds--18.9%
                 United Kingdom Treasury,
(pound)  1,250      8.00%, 12/07/00...............          2,102,236
         2,000      8.00%, 6/10/03................          3,586,162
         1,500      6.75%, 11/26/04...............          2,645,652
         2,000      7.50%, 12/07/06...............          3,762,684
         6,150      8.00%, 12/07/15...............         13,666,191
           750      8.00%, 6/07/21................          1,763,124
           750      6.00%, 12/07/28...............          1,493,268
                                                           ----------
                 Total United Kingdom
                    government bonds
                    (cost US$27,152,881)..........         29,019,317
                                                           ----------
                 Eurobonds--12.8%
                 Diversified Industrials--1.8%
                 British Gas PLC,
         1,400      8.875%, 7/08/08...............          2,752,032
                                                           ----------
                 Financial Services--6.9%
                 Abbey National Treasury
                    Services PLC,
         1,250      8.00%, 4/02/03................          2,173,907
                 Barclays Bank PLC,
         1,000      9.875%, 5/29/49...............          2,018,887
                 Halifax Building Society,
         1,500      11.00%, 1/17/14...............          3,571,425
                 Lloyds Bank PLC,
           500      7.375%, 3/11/04...............            860,946
                 Prudential Finance B.V.,
         1,000      9.375%, 6/04/07...............          1,983,454
                                                           ----------
                                                           10,608,619
                                                           ----------

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (concluded) (unaudited)                  April 30, 1999
--------------------------------------------------------------------------------

Principal Amount
 Local Currency                                              Value
    (000)                Description                         (US$)
--------------------------------------------------------------------------------

                 Natural Resources--1.2%
                 Thames Water Utilities Finance PLC,
(pound)  1,000      10.50%, 11/21/01..............          1,781,001
                                                         ------------
                 Supranational--2.9%
                 Republic of Finland,
         1,000      8.00%, 4/07/03................          1,754,588
         1,250      10.125%, 6/22/08..............          2,688,695
                                                         ------------
                                                            4,443,283
                                                         ------------
                 Total United Kingdom eurobonds
                    (cost US$16,309,474)..........         19,584,935
                                                         ------------
                 Total United Kingdom
                    long-term investments
                    (cost US$43,462,355)..........         48,604,252
                                                         ------------
                 Total long-term investments
                    (cost US$140,820,370).........        144,797,662
                                                         ------------

                 SHORT-TERM INVESTMENTS--3.0%
                 Australia--1.5%
                 Banque Nationale de Paris
                    Fixed Deposit,
A$       3,407      4.35%, 5/03/99
                    (cost US$2,253,790)...........          2,253,790
                                                         ------------
                 Canada--0.2%
                 State Street Bank and Trust
                    Company Time Deposit,
C$         508      4.75%, 5/06/99
                    (cost US$344,743).............            348,572
                                                         ------------

                 United Kingdom--0.5%
                 State Street Bank and Trust
                    Company Fixed Deposit,
(pound)    436      5.0625%, 5/05/99
                    (cost US$703,772).............            701,941
                                                         ------------
                 United States--0.8%
US$      1,268   Repurchase Agreement, State
                    Street Bank and Trust Company,
                    4.70% dated 4/30/99, due
                    5/04/99 in the amount of
                    $1,268,662 (cost $1,268,000;
                    collateralized by $1,190,000
                    U.S. Treasury Notes,
                    7.50% due 11/15/01;
                    value $1,298,111)............           1,268,000
                                                         ------------
                 Total short-term investments
                    (cost US$4,570,305)...........          4,572,303
                                                         ------------
                 Total Investments--97.5%
                    (cost US$145,390,675).........        149,369,965
                 Other assets in excess of
                    liabilities--2.5% ............          3,891,784
                                                         ------------
                 Total Net Assets--100.0%.........       $153,261,749
                                                         ============

See Notes to Financial Statements.

                                              The First Commonwealth Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (unaudited)                  April 30, 1999
-------------------------------------------------------------------------------

Assets
Investments, at value (cost $145,390,675) .......................  $149,369,965
Foreign currency, at value (cost $1,132,942).....................     1,173,317
Cash ............................................................           154
Interest receivable..............................................     3,581,598
Receivable for investments sold..................................       751,663
Prepaid expenses.................................................        42,622
                                                                   ------------
   Total assets..................................................   154,919,319
                                                                   ------------
Liabilities
Dividends payable--common stock..................................       718,131
Payable for investments purchased................................       654,039
Investment management fee payable................................        95,081
Administration fee payable.......................................        29,256
Accrued expenses and other liabilities...........................       161,063
                                                                   ------------
   Total liabilities.............................................     1,657,570
                                                                   ------------
Total Net Assets.................................................  $153,261,749
                                                                   ============
Total net assets were composed of:
Common stock:
  Par value ($.001 per share, applicable
  to 9,266,209 shares issued) ...................................  $      9,266
  Paid-in capital in excess of par...............................   127,346,596
Preferred stock ($.001 par value per share
  and $25,000 liquidation value per share
  applicable to 1,200 shares; Note 4 ............................    30,000,000
                                                                   ------------
                                                                    157,355,862
Distributions in excess of net investment income.................      (529,174)
Undistributed net realized gains on investment transactions......       961,673
Net unrealized appreciation on investments.......................     9,571,027
Accumulated net realized foreign exchange losses.................    (8,598,648)
Net unrealized foreign exchange losses...........................    (5,498,991)
                                                                   ------------
Total Net Assets.................................................  $153,261,749
                                                                   ============
Net assets applicable to common shareholders.....................  $123,261,749
                                                                   ============
Net asset value per common share ($123,261,749 / 9,266,209
  shares of common stock issued and outstanding).................  $      13.30
                                                                   ============

See Notes to Financial Statements.

                                              The First Commonwealth Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)     For the Six Months Ended April 30, 1999
-------------------------------------------------------------------------------
Net Investment Income
Income
  Interest and discount earned (net of foreign
    withholding taxes of $94,078)................................   $ 5,266,972
                                                                    -----------

Expenses
  Investment management fee......................................       492,469
  Administration fee.............................................       151,529
  Reports to shareholders........................................        70,117
  Independent accountant's fees and expenses.....................        65,854
  Directors' fees and expenses...................................        65,289
  Custodian's fees and expenses..................................        64,103
  Legal fees and expenses........................................        60,254
  Auction agent's fees and expenses..............................        39,331
  Insurance expense..............................................        17,656
  Transfer agent's fees and expenses.............................        12,971
  Registration fees..............................................         8,019
  Miscellaneous..................................................        15,393
                                                                    -----------
    Total operating expenses.....................................     1,062,985
                                                                    -----------
Net investment income............................................     4,203,987
                                                                    -----------
Realized and Unrealized Gains (Losses) on Investments
  and Foreign Currencies
  Net realized gains on investment transactions..................       868,818
  Net change in unrealized appreciation of investments...........    (1,388,490)
                                                                    -----------
  Net losses on investments......................................      (519,672)
                                                                    -----------
  Net increase in total net assets resulting from
    operations before net foreign exchange losses................     3,684,315
  Net realized foreign exchange losses...........................    (1,130,862)
  Net change in unrealized foreign exchange losses...............     4,795,948
                                                                    -----------
Net Increase in Total Net Assets Resulting from Operations.......   $ 7,349,401
                                                                    ===========

See Notes to Financial Statements.

                                              The First Commonwealth Fund, Inc.
-------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS (unaudited)     For the Six Months Ended April 30, 1999
-------------------------------------------------------------------------------

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows provided from operating activities
  Interest received..............................................  $  5,425,100
  Operating expenses paid........................................    (1,118,333)
  Sales of short-term portfolio investments, net.................       484,210
  Purchases of long-term portfolio investments...................   (11,395,751)
  Proceeds from sales of long-term portfolio investments.........    12,803,331
  Other..........................................................       (18,870)
                                                                   ------------
     Net cash provided from operating activities.................     6,179,687
                                                                   ------------

Cash flows used for financing activities
  Dividends paid to common shareholders..........................    (4,447,408)
  Dividends paid to preferred shareholders.......................      (736,092)
                                                                   ------------
     Net cash used for financing activities......................    (5,183,500)
                                                                   ------------
Effect of exchange rate on cash..................................       176,370
                                                                   ------------
Net increase in cash.............................................     1,172,557
  Cash at beginning of period....................................           914
                                                                   ------------
  Cash at end of period..........................................   $  1,173,471
                                                                   ============

Reconciliation of Net Increase in Total Net Assets Resulting
  from Operations to Net Cash (Including Foreign Currency)
  Provided From Operating Activities
Net increase in total net assets resulting from operations.......  $  7,349,401
                                                                   ------------
   Decrease in investments.......................................     2,020,929
   Net realized gains on investment transactions.................     (868,818)
   Net realized foreign exchange losses..........................     1,130,862
   Net change in unrealized appreciation/depreciation
     on investments..............................................     1,388,490
   Net change in unrealized foreign exchange losses..............    (4,795,948)
   Decrease in interest receivable...............................       193,061
   Increase in receivable for investments sold...................      (747,686)
   Net increase in other assets..................................       (18,870)
   Increase in payable for investments purchased.................       583,614
   Decrease in accrued expenses and other liabilities............       (55,348)
                                                                   ------------
   Total adjustments.............................................    (1,169,714)
                                                                   ------------
Net cash provided from operating activities......................  $  6,179,687
                                                                   ============

See Notes to Financial Statements.

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    For the Six
                                                                    Months Ended        For the Year
                                                                   April 30, 1999          Ended
                                                                    (unaudited)      October 31, 1998
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Total Net Assets
Operations
  Net investment income..........................................    $  4,203,987        $  9,169,164
  Net realized gains on investment transactions..................         868,818           2,119,218
  Net change in unrealized appreciation of investments...........      (1,388,490)          1,723,023
                                                                     ------------        ------------
  Net increase in total net assets resulting from
    operations before net foreign exchange losses ...............       3,684,315          13,011,405
  Net realized foreign exchange losses...........................      (1,130,862)        (4,751,505)
  Net change in unrealized foreign exchange losses...............       4,795,948          (5,894,135)
                                                                     ------------        ------------
Net increase in total net assets resulting from operations.......       7,349,401           2,365,765
                                                                     ------------        ------------
Dividends and distributions to shareholders
  Dividends to common shareholders from net
    investment income ...........................................      (3,590,350)         (8,084,197)
  Dividends to preferred shareholders from net
    investment income ...........................................        (736,092)         (1,313,699)
  Distributions to common shareholders from net
    realized gains on investment transactions ...................        (857,058)           (718,017)
  Distributions to preferred shareholders from
    net realized gains on investment transactions ...............              --            (311,809)
                                                                     ------------        ------------
Net decrease in total net assets resulting
  from dividends and distributions to shareholders ..............      (5,183,500)        (10,427,722)
                                                                     ------------        ------------
Total increase (decrease)........................................       2,165,901          (8,061,957)
Total Net Assets
Beginning of period..............................................     151,095,848         159,157,805
                                                                     ------------        ------------
End of period (including distributions in excess
  of net investment income of $(529,174)
  and $(406,718), respectively)..................................    $153,261,749        $151,095,848
                                                                     ============        ============

See Notes to Financial Statements.

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         For the Six
                                                         Months Ended                   For the Year Ended October 31,
                                                        April 30, 1999  --------------------------------------------------------
                                                          (unaudited)      1998        1997        1996        1995        1994
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value per common share, beginning of period       $  13.07    $  13.94    $  14.32    $  13.13    $  12.08    $  13.42
                                                            --------    --------    --------    --------    --------    --------
Net investment income................................           0.45        0.99        1.14        1.16        1.19        1.16
Net realized and unrealized gains (losses) on
  investments and foreign currencies.................           0.34       (0.73)      (0.34)       1.21        1.10       (1.33)
                                                           --------    --------    --------    --------    --------    --------
  Total from investment operations...................           0.79        0.26        0.80        2.37        2.29       (0.17)
                                                            --------    --------    --------    --------    --------    --------
Dividends from net investment income to common
  shareholders.......................................          (0.39)      (0.87)      (0.99)      (1.00)      (1.03)      (0.98)
Dividends from net investment income to preferred
  shareholders.......................................          (0.08)      (0.14)      (0.17)      (0.16)      (0.18)      (0.11)
Distributions from net realized gains on investment
  transactions to common shareholders................          (0.09)      (0.08)      (0.02)      (0.01)      (0.03)      (0.07)
Distributions from net realized gains on investment
  transactions to preferred shareholders.............             --       (0.04)         --       (0.01)     --           (0.01)
                                                            --------    --------    --------    --------    --------    --------
   Total dividends and distributions.................          (0.56)      (1.13)      (1.18)      (1.18)      (1.24)      (1.17)
                                                            --------    --------    --------    --------    --------    --------
Net asset value per common share, end of period......       $  13.30    $  13.07    $  13.94    $  14.32    $  13.13    $  12.08
                                                            ========    ========    ========    ========    ========    ========
Market value, end of period..........................       $10.5625    $10.8125    $12.4375    $ 11.875    $ 11.375    $ 10.375
                                                            ========    ========    ========    ========    ========    ========
Number of shares of common stock outstanding
   (000 omitted).....................................          9,266       9,266       9,266       9,266       9,266       9,266

Total investment return based on:(1)
  Market value.......................................           2.09%      (5.59)%     13.78%      13.89%      20.72%     (10.19)%
  Net asset value....................................           6.35%       1.82 %      5.76%      18.99%      19.67%      (1.63)%
Ratio to Average Net Assets of Common
Shareholders(2)/Supplementary Data:
Net assets of common shareholders, end of period
  (000 omitted)......................................       $123,262    $121,096    $129,158    $132,660    $121,654    $111,925
Average net assets of common shareholders
  (000 omitted)......................................       $122,359    $122,266    $130,125    $122,887    $115,277    $118,336
Operating expenses...................................           1.75%       1.70 %      1.63%      1.70%        1.71%       1.75 %
Net investment income before preferred
  stock dividends....................................           6.93%       7.50 %      8.10%      8.73%        9.56%       9.06 %
Net investment income available to
  common shareholders................................           5.72%       6.17 %      6.88%      7.47%        8.09%       8.12 %
Preferred stock dividends and distributions..........           1.21%       1.33 %      1.22%      1.26%        1.48%       0.94 %
Portfolio turnover...................................              8%         36 %        24%        30%          23%         34 %
Senior securities (preferred stock) outstanding
  (000 omitted).....................................       $ 30,000    $ 30,000    $ 30,000    $ 30,000    $ 30,000    $ 30,000
Asset coverage on preferred stock at period end......            511%        504 %       530%        542%        505%        473 %
--------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Ratios are calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.

See Notes to Financial Statements.

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

      The First Commonwealth Fund, Inc. (the "Fund") was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

      From the Fund's inception to April 7, 1999 the Fund's investment objective was to provide high current income by investing in high-grade fixed-income securities denominated in the currencies of Australia, Canada, New Zealand and the United Kingdom (the "Commonwealth Currencies"). For further information about the Fund's investment objective and policies in effect after April 17, 1999 see Note 6 below. The Fund may also seek capital appreciation only as a secondary investment objective. The Fund's assets have generally been invested in a portfolio of securities issued or guaranteed by the governments, territories, provinces and states of Australia, Canada, New Zealand and the United Kingdom as well as securities issued by corporations domiciled in those countries. The Fund will, under normal circumstances, invest in debt securities in at least three of these currencies and will not hold more than 50% of its assets in securities denominated in any one Commonwealth Currency. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 1. Accounting Policies

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Australian dollar ("A$"), Canadian dollar ("C$"), New Zealand dollar ("NZ$") and United Kingdom pound ("(pound)") amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange as reported by a major bank;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.

      Net realized foreign exchange losses of $1,130,862 for the six months ended April 30, 1999 includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains of $4,795,948 for the six months ended April 30, 1999 include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US dollar.

      The exchange rates of the Commonwealth Currencies utilized by the Fund at April 30, 1999 were US$0.6615 to A$1.00, US$0.6855 to C$1.00, US$0.5586 to
NZ$1.00, and US$1.6106 to(pound)1.00.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on or within one local business day of the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Securities for which market quotations are not readily available are valued at fair value

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

in good faith using methods determined by or under the direction of the Fund's Board of Directors. Short-term securities that mature in more than 60 days are valued at current market quotations.

      Short-term securities that mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

      In connection with transactions in repurchase agreements with US financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on securities purchased are accreted on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

Derivative Financial Instruments: The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. With respect to investments denominated in Commonwealth currencies, derivatives can only be used to manage interest rate risk. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The forward currency contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options: When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

Dividends: Dividends and distributions to common shareholders are recorded on the ex-dividend date and are based upon net investment income and capital and cur rency gains determined in accordance with income tax regula tions which may differ from generally accepted

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

accounting principles. These differences are primarily due to differing treatments for foreign currencies and loss deferrals. Dividends and distributions to preferred shareholders are accrued on a daily basis and are determined as described in Note 4.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended October 31, 1998, the Fund decreased undistributed net investment income by $675,848, decreased accumulated net realized gains on investments by $104,717 and decreased accumulated net realized foreign exchange losses by $743,884, resulting in an increase to paid-in capital in excess of par by $36,681. Net investment income, net realized losses on investments and net assets were not affected by this change. Accumulated realized and unrealized foreign exchange losses shown in the composition of net assets represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into US dollars or another Commonwealth Currency and realized currency gains and losses on non-Commonwealth currencies are recognized for tax purposes.

      No provision has been made for United States Federal income taxes because it is the Fund's policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Use of Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

      The Fund has agreements with EquitiLink International Management Limited (the "Investment Manager"), EquitiLink Australia Limited (the "Investment Adviser"), and Princeton Administrators, L.P. (the "Administrator"). The Investment Manager and the Investment Adviser are affiliated companies. The Investment Manager has entered into an agreement with CIBC Wood Gundy Securities Inc. (the "Consultant").

      The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

      The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly net assets up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The administration agreement provides the Administrator with a fee computed and payable monthly at the annual rate of 0.20% of the Fund's average weekly net assets, subject to a minimum annual payment of $150,000. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered.

      The Investment Manager informed the Fund that it paid $176,713 to the Investment Adviser and $2,090 to the Consultant during the six months ended April 30, 1999.

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------

Note 3. Portfolio Securities

      Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 1999 aggregated $12,046,512 and $13,550,763, respectively.

      The United States Federal income tax basis of the Fund's investments at April 30, 1999 was $139,946,708 and accordingly, net unrealized appreciation for United States federal income tax purposes was $9,527,257 (gross unrealized appreciation--$10,689,107, gross unrealized depreciation--$1,161,850).

Note 4. Capital

      There are 300 million shares of $.001 par value com mon stock authorized. Of the 9,266,209 shares outstand ing at April 30, 1999, the Investment Manager owned 11,131 shares.

      There are 100 million shares of $.001 par value of Auction Market Preferred Stock ("Preferred Stock") author ized. The preferred shares have rights as determined by the Board of Directors. The 1,200 shares of Preferred Stock outstanding consist of one series, W-7. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared.

      Dividends on the Preferred Stock are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 4.356% to 5.55% during the six months ended April 30, 1999. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Note 5. Subsequent Dividends

      Subsequent to April 30, 1999, the Board of Directors of the Fund declared dividends from undistributed net investment income of $0.0775 per common share payable on June 11, 1999 to common shareholders of record on May 28, 1999.

      Subsequent to April 30, 1999, dividends and distributions declared and paid on preferred shares totaled approximately $162,434 for the outstanding preferred share series through June 11, 1999.

Note 6. Amendment to Fund's Principal Investment Objective, Investment Policies and Investment Restrictions

      At the reconvened Annual Meeting of Shareholders held on April 7, 1999, shareholders approved to expand the Fund's principal investment objective, investment policies and investment restrictions to enable the Fund to invest up to 35% of its total assets in Global Debt Securities (the "Proposal"). Global Debt Securities include securities of issuers located in, or securities denominated in the currency of, countries other than Australia, Canada, New Zealand or the United Kingdom.

      The Proposal included (a) modifying the Fund's investment objective to provide that the market value weighted average credit quality of the Fund's investments must be A or better at all times, (b) permitting the Fund to invest up to 15% of its total assets in debt securities rated below investment grade at the time of investment, but not less than B- or if not rated, judged by the Investment Manager to be of comparable quality, (c) permitting the Fund to invest a portion of its assets in equity securities of other investment companies that are registered under the 1940 Act and that are themselves invested primarily in fixed-income securities, and (d) permitting the Fund, with respect to the portion of the portfolio not denominated in a Commonwealth Currency, to use derivatives to manage both currency and interest rate risk and to replicate, or substitute for, physical securities in order to achieve transactional efficiencies.

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
SUPPLEMENTAL PROXY INFORMATION (unaudited)
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the First Commonwealth Fund, Inc. was held on March 26, 1999 and adjourned to April 7, 1999 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The description of each proposal and number of shares voted at the meeting are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Votes
                                                                                          Votes for       Withheld
------------------------------------------------------------------------------------------------------------------------------------
1.  To elect the following four directors to serve as         David L. Elsum             5,227,166        512,088
    Class I directors for a three-year term expiring          Laurence S. Freedman       5,227,641        511,613
    in 2002:                                                  David Manor                5,228,456        510,799
                                                              E. Duff Scott              5,228,731        510,524
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Votes
                                                                                          Votes for       Against      Abstentions
------------------------------------------------------------------------------------------------------------------------------------
2.  To elect the following two directors to represent         Michael R. Horsburgh             841          --              3
    the interests of the holders of preferred stock           Dr. Anton E. Schrafl             841          --              3
    for the ensuing year:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Votes
                                                                                          Votes for       Against      Abstentions
------------------------------------------------------------------------------------------------------------------------------------
3.  To ratify the selection of PricewaterhouseCoopers LLP     Common                     5,329,190        49,445        360,620
    as independent public accountants for the fiscal year     Preferred                        842             2           --
    ending October 31, 1999:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Votes                         Broker
                                                                              Votes for   Against       Abstentions    Non-Votes
------------------------------------------------------------------------------------------------------------------------------------
4A. To amend the Fund's investment policies to allow
    the Fund to invest up to 35% of its total assets in       Common         4,361,789     642,999        221,093        513,374
    Global Debt Securities:                                   Preferred            630          51              1          --

4B. To amend the Fund's principal investment objective
    and investment policies regarding investments             Common         4,444,069     583,279        198,532        513,374
    in high grade fixed-income securities:                    Preferred            660          21              1          --

4C. To amend the Fund's investment policies to allow
    the Fund to invest upto 15% of its total assets
    in debt securities rated, or judged by the
    Investment Manager to be, below investment                Common         4,041,512     946,023        238,344        513,376
    grade at the time of investment:                          Preferred            620          62           --            --

4D. To amend the Fund's investment policies to allow
    the Fund to invest in equity securities issued by         Common         4,356,311     664,702        195,866        513,375
    certain US registered investment companies:               Preferred            643          36              3          --

4E. To amend the Fund's investment policies and
    investment restrictions to allow the Fund to              Common         3,939,896   1,038,834        247,150        513,375
    use derivatives:                                          Preferred            618          61              3          --
------------------------------------------------------------------------------------------------------------------------------------

                                               The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
DIRECTORS                                         OFFICERS
--------------------------------------------------------------------------------

Brian M. Sherman, Chairman            Laurence S. Freedman, President
Sir Roden Cutler                      Brian M. Sherman, Vice President
David Lindsay Elsum                   David Manor, Treasurer
Rt. Hon. Malcolm Fraser               Roy M. Randall, Secretary
Laurence S. Freedman                  Ouma Sananikone-Fletcher,
Michael Gleeson-White                    Assistant Vice President and
Michael R. Horsburgh                     Chief Investment Officer
David Manor                           Barry G. Sechos, Assistant Treasurer
William J. Potter                     Allan S. Mostoff, Assistant Secretary
Peter D. Sacks                        Margaret A. Bancroft, Assistant Secretary
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The accompanying financial statements as of April 30, 1999 were not audited and accordingly, no opinion is expressed on them.

Investment Manager

EquitiLink International Management Limited
P.O. Box 578, 17 Bond Street
St. Helier, Jersey JE45XB
Channel Islands

Investment Adviser

EquitiLink Australia Limited
Level 3, 190 George Street
Sydney, NSW 2000, Australia

Consultant

CIBC Wood Gundy Securities Inc.
BCE Place, P.O. Box 500
Toronto, Ontario, MSJ 258
Canada

Administrator

Princeton Administrators, L.P.
Box 9095
Princeton, New Jersey 08543-9095

Custodian and Transfer Agent

State Street Bank and Trust Company
1 Heritage Drive
Boston, Massachusetts 02171

Auction Agent

The Chase Manhattan Bank
450 West 33rd St.
New York, New York 10001

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue  of the Americas
New York, New York 10036

Legal Counsel

Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, DC 20006

Stikeman, Elliott
Level 40 Chifley Tower
2 Chifley Square
Sydney, NSW 2000, Australia

      The shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

      For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free: 1-800-543-6217

      This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

The First Commonwealth Fund, Inc.
Box 9095
Princeton, NJ 08543-9095
(609) 282-4600